Simplify Tail Risk Strategy ETF

CYA

Supplement dated January 18, 2023 to the Prospectus and Summary Prospectus dated October 28, 2022.

Simplify Tail Risk Strategy ETF

Effective January 18, 2023, the following sections of the Fund’s Prospectus and Summary Prospectus have been supplemented or restated, as shown below.

The disclosure under the paragraph heading “Portfolio Managers” on page 50 in the Fund’s Prospectus is replaced in its entirety with the following:

Portfolio Managers: Paul Kim, Chief Executive Officer of the adviser, David Berns, Chief Investment Officer of the adviser, and Shailesh Gupta, Managing Director of the adviser, have each served the Fund as a portfolio manager since it commenced operations in September 2021. John Downing, Managing Director of the adviser, has served the Fund as a portfolio manager since January 2023. Mr. Kim, Dr. Berns, Mr. Gupta and Mr. Downing are jointly and primarily responsible for the management of the Fund.

The “Portfolio Managers” subsection of the section entitled “Management” on page 139 of the Prospectus is revised to add the following to the summary information regarding the portfolio managers:

John Downing has served as a Managing Director of the Adviser since May 2022. From 2015 to 2022, Mr. Downing served as Chief Investment Officer for RDC Capital Partners. From 2006 to 2015, Mr. Downing served as Portfolio Manager at Convexity Capital Management. From 1998 to 2006, Mr. Downing served as an Analyst in emerging market fixed income at Harvard Management Company.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund.

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This Supplement dated January 18, 2023, provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.